Fees Summary	Sep. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,648,567,500.00
Previously Paid Amount	0.00
Total Fee Amount	252,395.69
Total Offset Amount	0.00
Net Fee	$ 252,395.69
Final Prospectus	false